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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in the registration statement on
Form S-8 of Radiant Technology Corporation of our report dated December 2, 1997 on our audit of the financial statements of Radiant Technology Corporation as of September 30, 1997 and 1996 and for each of the years in the three year period ended September 30, 1997.


                     /s/ CACCIAMATTA ACCOUNTANCY CORPORATION
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                           CACCIAMATTA ACCOUNTANCY CORPORATION


Irvine, California
February 6, 1998